UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 27, 2020

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Coherent Equity Incentive Plan

On April 27, 2020, the stockholders of Coherent, Inc. (the “Company”) approved the Company’s Equity Incentive Plan (the “Plan”). A description of the terms of the Plan is incorporated by reference herein to “Proposal Two — Approval of the Coherent Equity Incentive Plan” contained in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2020.

ITEM 5.07.	Submission of Matters to a Vote of Securityholders

On April 27, 2020, the Company held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 20,817,331 shares of the Company’s common stock, or approximately 86.1% of the total shares entitled to vote at the meeting. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal One

The stockholders elected each of the nominees listed below to serve on the Company’s board of directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jay T. Flatley	20,553,436	207,039	56,856	–
Pamela Fletcher	20,577,163	184,199	55,969	–
Andreas W. Mattes	20,508,164	250,390	58,777	–
Beverly Kay Matthews	20,667,039	94,142	56,150	–
Michael R. McMullen	20,575,873	184,807	56,651	–
Garry W. Rogerson	20,066,448	691,797	59,086	–
Steve Skaggs	20,663,205	96,693	57,433	–
Sandeep Vij	19,756,188	1,002,915	58,228	–

Proposal Two

The stockholders voted to approve the Company’s Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,415,244	1,340,218	61,869	–

Proposal Three

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 3, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,475,585	333,665	8,081	–

Proposal Four

The stockholders voted to approve, on a non-binding, advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,654,043	1,094,018	69,270	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: April 30, 2020
	By:	/s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and General Counsel